Equity	6 Months Ended
Sep. 30, 2025
Equity [Abstract]
EQUITY
14.	Equity

Ordinary Shares

On January 17, 2024, the Company completed its initial public offering and was listed on the Nasdaq Capital Market under the symbol “CCTG”. 1,375,000 ordinary shares were issued at a price of $4.00 per share. On February 8, 2024, the underwriters exercised their over-allotment option in full to purchase an additional 206,250 ordinary shares of the Company at the public offering price of $4.0 per share. The net proceeds were $3.6 million after deducting underwriting discounts and commissions, and other issuance expenses.

On September 10, 2024, the authorized share capital of the Company was increased from 100,000,000 ordinary shares to 500,000,000 ordinary shares of a par value of $0.0005 each. The Company also implemented a dual class structure of its share capital, and reclassified the authorized share capital of 500,000,000 ordinary shares to 495,000,000 Class A ordinary shares and 5,000,000 Class B ordinary shares. The dual-class share structure was retroactively applied as if the transaction occurred at the beginning of the period presented.

As of September 30, 2025 and March 31, 2025, the Company’s issued Class A ordinary shares were 6,581,250 and 6,581,250, respectively, and issued Class B ordinary shares were 5,000,000 and 5,000,000, respectively.

Restricted Net Assets

A significant portion of the Company’s operations are conducted through its PRC subsidiary. The Company’s ability to pay dividends is primarily dependent on receiving distributions of funds from its subsidiary. Relevant PRC and regulations permit payments of dividends by PRC subsidiary only out of its retained earnings, if any, as determined in accordance with PRC accounting standards and regulations, and after an entity has met the requirements for appropriation to statutory reserves. The Group is required to make appropriations to certain reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”). Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the surplus reserve are made at the discretion of the board of directors of the Company. Paid-in capital of the Company’s PRC subsidiary included in the Group’s unaudited condensed consolidated net assets are also non-distributable for dividend purposes.

As a result of these PRC laws and regulations, the Company’s PRC subsidiary is restricted in its ability to transfer a portion of its net assets to the Company. As of September 30, 2025 and March 31, 2025, net assets restricted in the aggregate, which included paid-in capital and statutory reserve funds of the Company’s PRC subsidiary, that were included in the Group’s unaudited condensed consolidated net assets, were approximately $2,411,781 and $2,411,781, or 24.2% and 22.5% of the Group’s total net assets, respectively.